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Yardville National Bancorp Subsidiaries                            Exhibit 10.31

1.     Yardville National Bank

2.     Yardville Capital Trust

3.     Yardville Capital Trust II

4.     Yardville National Investment Corporation
       (wholly-owned subsidiary of Bank)

5.     YNB Real Estate Corporation
       (wholly-owned subsidiary of Bank)

6.     Brendan, Inc.
       (wholly-owned subsidiary of Bank)

7.     YNB Financial, Inc.
       (wholly-owned subsidiary of Bank)

8.     Nancy-Beth, Inc.
       (wholly-owned subsidiary of Bank)

9.     YNB Realty, Inc.
       (wholly-owned subsidiary of Bank)

10.    Jim Mary, Inc.
       (wholly-owned subsidiary of Bank)

11.    YNB Capital Development, Inc.
       (wholly-owned subsidiary of Bank)